UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

June 7, 2021 (June 1, 2021)

The Original Bark Company

(Exact name of registrant as specified in its charter)

Delaware	001-39691	83-4109918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212 Canal Street New York, NY		10013
(Address of Principal Executive Offices)		(Zip Code)

(855) 501-2275

(Registrant’s telephone number, including area code)

Northern Star Acquisition Corp.

c/o Grauhard Miller

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BARK	New York Stock Exchange
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BARK WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On June 1, 2021 (the “Closing Date”), The Original Bark Company, a Delaware corporation (formerly known as Northern Star Acquisition Corp.) (the “Company”), consummated the previously announced business combination (the “Closing”) pursuant to that certain Agreement and Plan of Reorganization (the “Merger Agreement”), dated December 16, 2020, by and among Northern Star Acquisition Corp. (“Northern Star”), NSAC Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of Northern Star (“Merger Sub”), and Barkbox, Inc., a Delaware corporation (“BARK”). At the Closing, Merger Sub merged with and into BARK, with BARK surviving the merger as a wholly owned subsidiary of Northern Star (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). Also at the Closing, Northern Star changed its name to “The Original BARK Company.”

Pursuant to the terms of the Merger Agreement, each stockholder of BARK’s common and preferred stock (including stockholders issued common stock as a result of the conversion of BARK’s outstanding convertible promissory notes issued in 2019 and 2020 (other than the 2025 Convertible Notes (as defined below)) received 8.7425 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), per share of BARK’s common stock and preferred stock, respectively, owned by such BARK stockholder that was outstanding immediately prior to the Closing.

In addition, pursuant to the terms of the Merger Agreement, at the effective time of the Merger, (1) options to purchase shares of BARK’s common stock were converted into options to purchase an aggregate of 29,257,576 shares of Common Stock and (2) warrants to purchase shares of BARK’s common stock and preferred stock were converted into warrants to purchase an aggregate of 1,897,212 shares of Common Stock.

Additionally, at the Closing, BARK’s 5.50% convertible senior secured notes due 2025 (the “2025 Convertible Notes”) were assumed by the Company and became convertible at the election of the holders into shares of Common Stock. Immediately after the Closing, the 2025 Convertible Notes were convertible into an aggregate of 7,713,121 shares of Common Stock based on the principal and accrued interest as of Closing.

Concurrently with the Closing, certain investors (the “PIPE Investors”) purchased an aggregate of 20,000,000 shares of Common Stock in a private placement at a price of $10.00 per share for an aggregate purchase price of $200,000,000.

In addition, at the Closing, each of the 6,358,750 outstanding shares of Northern Star’s Class B common stock were converted into a share of Common Stock on a one-for-one basis. Each outstanding warrant of Northern Star entitles the holder to purchase shares of Common Stock at a price of $11.50 per share beginning on November 13, 2021.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Annex A to Northern Star’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on May  12, 2021 (the “Proxy Statement”), and is incorporated herein by reference. A more detailed description of the Business Combination can be found in the section titled “The Business Combination Proposal” in the Proxy Statement.

Item 1.01	Entry into a Material Definitive Agreement

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference.

Amended and Restated Registration Rights Agreement

In connection with the Closing, the Company, Northern Star Sponsor LLC, a Delaware limited liability company (the “Sponsor”), certain stockholders of Northern Star prior to the Closing (the “Initial Holders”) and certain securityholders of BARK receiving Common Stock or instruments exercisable for Common Stock in connection with the Merger (the “New Holders” and together with the Initial Holders, the “Registration Rights Holders”) entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), which amended and restated the Registration Rights Agreement by and among Northern Star, the Sponsor and the Initial Holders executed in connection with Northern Star’s initial public offering.

Pursuant to the A&R Registration Rights Agreement, the Company agreed that, within six (6) months after the Closing, the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Registration Rights Holders (the “Resale Registration Statement”), and the Company will use its reasonable best efforts to have the Resale Registration Statement become effective as soon as reasonably practicable after the filing thereof. The A&R Registration Rights Agreement provides the Registration Rights Holders with the right to demand up to four underwritten offerings and the Registration Rights Holders will be entitled to customary piggyback registration rights.

The foregoing description of the A&R Registration Rights Agreement is a summary only and is qualified in its entirety by reference to the A&R Registration Rights Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Lock-Up Agreements

In connection with the Business Combination, certain stockholders of BARK entered into lock-up agreements (the “BARK Lock-Up Agreement”), pursuant to which they agreed, subject to certain exceptions, not to effect any direct or indirect sale, transfer or other disposition with respect to any shares of Common Stock issued to them in the Merger for a period of twelve months after the Closing, which period may be earlier terminated if the reported closing sale price of the Common Stock equals or exceeds $15.00 per share (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations or other similar transactions) for a period of 20 trading days during any 30-trading-day period commencing at least 150 days following the consummation of the Merger.

In addition, certain initial stockholders of Northern Star have amended the existing lock-up restrictions applicable to them and entered into agreements substantially identical to the BARK Lock-Up Agreement (such agreement, the “Northern Star Lock-Up Agreement”) so that the lock-up restrictions with respect to the initial stockholders’ Common Stock will be identical to the lock-up restrictions applicable to BARK’s stockholders who have entered into the BARK Lock-Up Agreement.

Furthermore, pursuant to a letter agreement executed in connection with Northern Star’s initial public offering, the private warrants will not be transferable, assignable or saleable by the Sponsor until July 1, 2021.

The foregoing description of the Norther Star Lock-Up Agreement and the BARK Lock-Up Agreement is a summary only and is qualified in its entirety by reference to the form of Northern Star Lock-Up Agreements and the BARK Lock-Up Agreement, copies of which are attached as Exhibit 10.4 and Exhibit 10.5 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Indemnification Agreements

Following the consummation of the Merger, the Company entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers. Subject to certain exceptions, the Indemnification Agreements provide that the Company will indemnify each of its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides services at the Company’s request. The foregoing description of the Indemnification Agreements is a summary only and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. The material provisions of the Merger Agreement are described in the Proxy Statement in the section titled “The Merger Agreement” beginning on page 107, which is incorporated by reference herein.

On the Closing Date, the Company consummated the previously announced Merger pursuant to the Merger Agreement. Holders of 2,728,989 shares of Common Stock sold in Northern Star’s initial public offering (the “public shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from Northern Star’s initial public offering, calculated as of two business days prior to the Closing, or approximately $10.00 per share and approximately $27,293,747 in the aggregate.

On December 16, 2020, Northern Star entered into subscription agreements (collectively, the “Subscription Agreements”) pursuant to which certain investors agreed to purchase an aggregate of 20,000,000 shares of Common Stock for a purchase price of $10.00 per share and $200,000,000 in the aggregate (the “PIPE Investment”). At the Closing, the Company consummated the PIPE Investment pursuant to the terms of the Subscription Agreements.

As consideration for the Merger, an aggregate of 117,669,723 shares of Common Stock were issued to BARK’s stockholders.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

•	166,734,484 shares of Common Stock;

•	29,257,576 stock options, each exercisable for one shares of Common Stock at a weighted average exercise price of $2.15 per share;

•	8,478,333 public warrants, each exercisable beginning on November 13, 2021 for one share of Common Stock at a price of $11.50 per share (the “Public Warrants”);

•	4,558,000 private placement warrants, each exercisable beginning on November 13, 2021 for one share of Common Stock at a price of $11.50 per share;

•	1,897,212 assumed warrants, each exercisable for one share of Common Stock at the weighted average price of $1.05 per share; and

•	2025 Convertible Notes with a principal amount of $75,000,000, which as of the Closing Date was convertible into 7,713,121 shares of Common Stock.

The Company’s Common Stock and Public Warrants commenced trading on the New York Stock Exchange (“NYSE”) under the symbols “BARK” and “BARK WS” on June 2, 2021. The Company’s publicly traded units automatically separated into their component securities upon the Closing and, as a result, no longer trade as a separate security and were delisted from the NYSE.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in BARK. Accordingly, pursuant to Item 2.01(f) of Form 8-K, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Merger, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated by reference herein. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, future operating results, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms and other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company that may cause the actual results, level of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. The Company cautions you that these forward-looking statements are subject to numerous risk and uncertainties, most of which are all difficult to predict and many of which are beyond the control of the Company.

In addition, the Company cautions you that the forward-looking statements regarding the Company, which are included in this Current Report on Form 8-K, are subject to the following factors:

•	the ability to maintain the listing of the Company’s securities on the New York Stock Exchange or an alternative national securities exchange following the Business Combination;

•	the potential liquidity and trading of the Company’s public securities;

•	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the ability of the Company to grow and manage growth profitably;

•	the Company’s financial and business performance following the Business Combination, including financial projections and business metrics;

•

changes in the Company’s strategy, future operations, expansion plans and opportunities, financial position, estimated revenues and losses, projected costs, prospects and plans, capital requirements and sources and uses of cash;

•	the implementation, market acceptance and success of the Company’s business model and its ability to scale in a cost-effective manner;

•	the Company’s significant reliance on revenue from customers purchasing subscription-based products, such as BarkBox and Super Chewer, and its ability to successfully expand its offerings;

•	the Company’s short history operating at its current scale in a rapidly evolving industry;

•	the effectiveness and efficiency of the Company’s marketing and cross-selling efforts;

•	the Company’s ability to compete in the highly competitive dog products and services retail industry;

•	the Company’s ability to maintain and grow its strong brand and reputation;

•	adverse changes in the Company’s shipping arrangements or any interruptions in shipping;

•	the ability to maintain effective controls over disclosure and financial reporting that enable the Company to comply with regulations and produce accurate financial statements;

•	potential failure to comply with privacy and information security regulations;

•	the ability to comply with the anti-corruption laws of the United States and various international jurisdictions;

•	potential impairment charges related to identified intangible assets and fixed assets;

•	the effects of economic downturns and other macroeconomic conditions or trends on the Company’s business and consumer spending;

•	the effects of the COVID-19 pandemic on the Company’s business and the actions the Company may take in response thereto;

•	potential litigation, product liability claims, regulatory proceedings and/or adverse publicity involving the Company;

•	expectations regarding the Company’s ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which the Company will be an “emerging growth company” under the JOBS Act; and

•

other risks and uncertainties indicated in the Company’s Annual Report on Form 10-K for the year ended March 31, 2021 filed with the SEC on June 7, 2021, as amended by Amendment No. 1 to the Form 10-K filed with the SEC on June 7, 2021 (the “Annual Report”), including those set forth under the section entitled “Risk Factors” beginning on page 16 of the Annual Report, which are incorporated herein by reference.

Business and Properties

The business of the Company following the Business Combination is described in the Annual Report in the section entitled “Business after the Merger” beginning on page 2 , which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Annual Report in the section titled “Risk Factors” beginning on page 16 , which is incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended March 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of BARK is set forth in Exhibit 99.2 hereto and is incorporated by reference herein.

Management’s discussion and analysis of the financial condition and results of operation of the Company prior to the Business Combination is set forth in the Annual Report in the section titled “Management Discussion and Analysis of Financial Condition and Results of Operation beginning on page 52 , which is incorporated herein by reference.

Executive Compensation

Northern Star Executive Officer and Director Compensation

Detailed information regarding the compensation of Northern Star’s named executive officers for the fiscal year ended March 31, 2021 is described in the Annual Report in the section titled “Executive Compensation” beginning on page 61, which is incorporated by reference herein.

BARK Executive Officer and Director Compensation

Detailed information regarding the compensation of BARK’s named executive officers for the fiscal year ended March 31, 2021 is described in the Proxy Statement in the section titled “Executive Compensation—BARK Executive Officer and Director Compensation” beginning on page 146, which is incorporated by reference herein.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the Proxy Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 216 of the Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

Detailed information regarding the beneficial ownership of the Company’s Common Stock following the Business Combination is described in the Annual Report in the section titled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” beginning on page 62 of the Annual Report, which is incorporated herein by reference.

Directors and Officers

The Company’s directors and executive officers as of the closing of the Business Combination are described in the Annual Report in the section entitled “Directors, Executive Officers and Corporate Governance” beginning on page 56 and that information is incorporated herein by reference.

In connection with the consummation of the Business Combination, each of Northern Star’s officers and Northern Star’s directors, other than Joanna Coles and Jonathan J. Ledecky in their capacity as directors, ceased serving the Company. Each of Matt Meeker, Manish Joneja, Henrik Werdelin, Elizabeth McLaughlin and Jim McGinty were appointed to the Board in connection with the Business Combination. Matt Meeker was appointed Chairman of the Board.

Director Independence

A description of the independence of the Company’s directors and executive officers is described in the Annual Report in the section entitled “Directors, Executive Officers and Corporate Governance” beginning on page 56 and that information is incorporated herein by reference.

Committees of the Board of Directors

A description of the Company’s board committees is described in the Annual Report in the section entitled “Directors, Executive Officers and Corporate Governance” beginning on page 56 and that information is incorporated herein by reference.

Legal Proceedings

The description of legal proceedings of the Company is included in the Annual Report in the section entitled “Legal Proceedings” beginning on page 50 and that information is incorporated herein by reference.

Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

The disclosure contained in Part II, Item 5 of the Annual Report beginning on page 51 of the Annual Report is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Description of Registrant’s Securities

A description of the Company’s securities is set forth in Exhibit 4.16 hereto and incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in the Introductory Note and Item 2.01 of this Current Report on Form 8-K with respect to the issuance of Common Stock to the PIPE Investors is incorporated herein by reference. The 20,000,000 shares of Common Stock issued to the PIPE Investors were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

The Subscription Agreements provide for certain registration rights. In particular, the Company will, as soon as practicable within 15 business days following the closing date of the Merger, file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the shares issued to the PIPE Investors, and will use its commercially reasonable efforts to have such registration statement declared effective as soon as reasonably practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day following the actual filing date (or the 90th calendar day if the SEC notifies the Company (orally or in writing) that it will “review” such registration statement) and (ii) the 5th business day after the date the Company is notified (orally or in writing) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review, subject to certain exceptions, such as a PIPE Investor’s failure to provide information requested by the Company that is required to be provided in such registration statement.

The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the form of Subscription Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference.

As disclosed in Item 2.01, the Company’s Common Stock and Warrants commenced trading on the NYSE under the symbols “BARK” and “BARK WS” on June 2, 2021.

Item 5.01	Changes in Control of the Registrant

The information set forth above under “Introductory Note” and “Item 2.01. Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Director Independence,” “Committees of the Board of Directors” and “Executive Compensation” in Item 2.01 is incorporated herein by reference.

In addition, the 2021 Equity Incentive Plan (the “2021 Plan”) and the 2021 Employee Stock Purchase Plan (the “ESPP”) became effective upon the Closing.

A description of the 2021 Plan is included in the Proxy Statement in the section titled “The Incentive Plan Proposal” beginning on page 154 of the Proxy Statement, which is incorporated herein by reference. Such description of the 2021 Plan does not purport to be complete and is qualified in its entirety by the full text of the 2021 Plan, a copy of which is attached hereto as Exhibit 10.10 and incorporated herein by reference.

A description of the ESPP is included in the Proxy Statement in the section titled “The ESPP Proposal” beginning on page 159 of the Proxy Statement, which is incorporated herein by reference. Such description of the ESPP does not purport to be complete and is qualified in its entirety by the full text of the ESPP, a copy of which is attached hereto as Exhibit 10.11 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 1, 2021, the Company amended and restated its amended and restated certificate of incorporation (as so amended and restated, the “Second A&R Charter”) and its bylaws (as so amended and restated, the “A&R Bylaws”).

A copy of the Second A&R Charter and A&R Bylaws is attached hereto as Exhibit  3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The material terms of each of the Second A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections titled “The Charter Proposals” beginning on page 132 of the Proxy Statement, which is incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the Merger, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the sections titled “The Business Combination Proposal” beginning on page 86, of the Proxy Statement, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 and is incorporated herein by reference.

Item 9.01	Pro Forma Financial Information

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of BARK for the years ended March 31, 2019, 2020 and 2021 are attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended March 31, 2021 is attached as Exhibit 99.1 and incorporated herein by reference.

(c)

Exhibit No.	Description	Included	Form	Filing Date

2.1*	Agreement and Plan of Reorganization, dated as of December 16, 2020, by and among Northern Star Acquisition Corp., NSAC Merger Sub Corp. and Barkbox, Inc.	By Reference	8-K	December 17, 2020

3.1	Second Amended and Restated Certificate of Incorporation.	By Reference	S-4/A	March 8, 2021

3.2	Amended and Restated Bylaws.	By Reference	S-4	February 2, 2021

4.2	Specimen Share Certificate.	By Reference	S-1	October 14, 2020

4.3	Specimen Warrant Certificate.	By Reference	S-1	October 14, 2020

4.4	Warrant Agreement, dated as of November 10, 2020, between Continental Stock Transfer & Trust Company and the Registrant.	By Reference	S-1	November 13, 2020

4.5	Indenture, dated as of November 27, 2020, between BarkBox, Inc. and U.S. Bank National Association, as Trustee and Collateral Agent.	By Reference	S-4	February 2, 2021

4.6	Form of Warrant to purchase shares of BarkBox, Inc. common stock dated July 21, 2015	By Reference	S-4	February 2, 2021

4.7	Form of Warrant to purchase shares of BarkBox, Inc. common stock dated April 1, 2016	By Reference	S-4	February 2, 2021

4.8	Form of Warrant to purchase shares of BarkBox, Inc. common stock dated December 3, 2018	By Reference	S-4	February 2, 2021

4.9	Form of Warrant to purchase shares of BarkBox, Inc. preferred stock dated October 12, 2017	By Reference	S-4	February 2, 2021

Exhibit No.	Description	Included	Form	Filing Date

4.10	Form of Warrant to purchase shares of BarkBox, Inc. common stock dated December 7, 2018	By Reference	S-4	February 2, 2021

4.11	Omnibus Amendment to Warrants to purchase shares of BarkBox, Inc. stock dated July 31, 2020	By Reference	S-4	February 2, 2021

4.12	Second Amended and Restated Investors’ Rights Agreement by and among Barkbox, Inc. and the investors listed on Schedule A thereto, dated May 16, 2016	By Reference	S-4	February 2, 2021

4.13	First Amendment to Second Amended and Restated Investors’ Rights Agreement by and among Barkbox, Inc. and the other signatories thereto, dated December 20, 2016	By Reference	S-4	February 2, 2021

4.14	Second Amendment to Second Amended and Restated Investors’ Rights Agreement by and among Barkbox, Inc. and the other parties thereto, dated November 27, 2020	By Reference	S-4	February 2, 2021

4.15	Third Amendment to Second Amended and Restated Investors’ Rights Agreement by and among Barkbox, Inc. and the other parties thereto, dated December 16, 2020	By Reference	S-4	February 2, 2021

4.16	Description of Registrant’s Securities	By Reference	10-K	June 4, 2021

10.1	Form of Subscription Agreement.	By Reference	8-K	December 17, 2020

10.3	Registration Rights Agreement.	By Reference	S-4/A	April 6, 2021

10.4	Form of Northern Star Lock-Up Agreement.	By Reference	S-4	February 2, 2021

10.5	Form of Barkbox, Inc. Stockholder Lock-Up Agreement.	By Reference	S-4	February 2, 2021

10.6	Form of Letter Agreement from each of the Registrant’s initial shareholders, officers and directors.	By Reference	S-1	October 14, 2020

10.7	Investment Management Trust Agreement, dated as of November 10, 2019, between Continental Stock Transfer & Trust Company and the Registrant.	By Reference	8-K	November 13, 2020

10.8	Registration Rights Agreement, dated as of November 10, 2020, with each of the Registrant’s initial shareholders, officers and directors.	By Reference	8-K	November 13, 2020

10.9#	BarkBox, Inc. Stock Incentive Plan	By Reference	S-4	February 2, 2021

10.10#	2021 Equity Incentive Plan	By Reference	S-4/A	May 10, 2021

10.11#	2021 Employee Stock Purchase Agreement	By Reference	S-4/A	May 10, 2021

10.12	Form of Indemnity Agreement	By Reference	S-4	February 2, 2021

10.13	Loan and Security Agreement, dated as of October 12, 2017, by and among Western Alliance Bank, BarkBox, Inc. and its subsidiaries.	By Reference	S-4	February 2, 2021

Exhibit No.	Description	Included	Form	Filing Date

10.14	Loan and Security Agreement Modification, dated as of November 20, 2017, by and among Western Alliance Bank, BarkBox, Inc. and its subsidiaries.	By Reference	S-4	February 2, 2021

10.15	Second Loan and Security Agreement Modification, dated as of April 20, 2018, by and among Western Alliance Bank, BarkBox, Inc. and its subsidiaries.	By Reference	S-4	February 2, 2021

10.16	Third Loan and Security Agreement Modification, dated as of December 3, 2018, by and among Western Alliance Bank, BarkBox, Inc. and its subsidiaries.	By Reference	S-4	February 2, 2021

10.17	Fourth Loan and Security Agreement Modification, dated as of December 7, 2018, by and among Western Alliance Bank, BarkBox, Inc. and its subsidiaries.	By Reference	S-4	February 2, 2021

10.18	Fifth Loan and Security Agreement Modification, dated as of October 7, 2019, by and among Western Alliance Bank, BarkBox, Inc. and its subsidiaries.	By Reference	S-4	February 2, 2021

10.19	Sixth Loan and Security Agreement Modification, dated as of February 25, 2020, by and among Western Alliance Bank, BarkBox, Inc. and its subsidiaries.	By Reference	S-4	February 2, 2021

10.20	Seventh Loan and Security Agreement Modification, dated as of July 31, 2020, by and among Western Alliance Bank, BarkBox, Inc. and its subsidiaries.	By Reference	S-4	February 2, 2021

10.21	Form of Convertible Secured Note due 2025 (included in Exhibit 4.5).	By Reference	S-4	February 2, 2021

10.22A#	Letter re: Offer of Employment by and between Barkbox, Inc. and Manish Joneja, dated July 15, 2020	By Reference	S-4	February 2, 2021

10.22B#	Amendment No. 1 to the Offer Letter by and between Barkbox, Inc. and Manish Joneja, dated February 4, 2021	By Reference	S-4/A	March 8, 2021

10.23#	Offer Letter by and between Barkbox, Inc. and Matt Meeker, dated January 21, 2013	By Reference	S-4	February 2, 2021

10.24#	Offer Letter by and between Barkbox, Inc. and Michael Novotny, dated July 3, 2015	By Reference	S-4	February 2, 2021

10.25#	Offer Letter by and between Barkbox, Inc. and John Toth, dated November 29, 2016	By Reference	S-4	February 2, 2021

10.26#	Independent Contractor Agreement by and between Barkbox, Inc. and Prehype LLC, dated January 1, 2012	By Reference	S-4	February 2, 2021

10.27#	First Amendment to Statement of Work No. 1 Under the Independent Contractor Agreement by and between Barkbox, Inc. and Prehype LLC	By Reference	S-4	February 2, 2021

10.28	Lease Agreement by and between Barkbox, Inc. and 221 Canal Street LLC, dated September 16, 2013	By Reference	S-4	February 2, 2021

10.29	Eighth Loan and Security Agreement Modification, dated as of November 27, 2020, by and among Western Alliance Bank, BarkBox, Inc. and its subsidiaries.	By Reference	S-4	February 2, 2021

10.30	Ninth Loan and Security Agreement Modification, dated as of January 22, 2021, by and among Western Alliance Bank, BarkBox, Inc. and its subsidiaries.	By Reference	S-4	February 2, 2021

21.1	Subsidiaries of the Registrant.	By Reference	10-K	June 4, 2021

99.1	Unaudited pro forma condensed consolidated combined financial information of the Company as of and for the year ended March 31, 2021

99.2	BARK’s Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Audited consolidated financial statements of BARK for the years ended March 31, 2021, 2020 and 2019

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Original BARK Company

By:	/s/ John Toth
Name: John Toth
Title: Chief Financial Officer

Date: June 7, 2021